PROVIDENT

Provident Financial Holdings, Inc.

Third Quarter of Fiscal 2016

March 31, 2016

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2016 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$17.05
52-Week Range:	$15.51 - $19.19
Shares Outstanding:	8,201,883 shares
Market Capitalization:	$139.8 million
P/E (ttm):	20.06x
Diluted EPS (ttm):	$0.85
Annual Dividend & Yield:	$0.48 (2.82%)
As of March 31, 2016	

Franchise Overview

Northern California:
Pleasanton
Elk Grove, Livermore and Roseville


San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Expanding customer base and market**
- **Strong mortgage operations**
- **Largest independent community bank headquartered in Riverside County, California**
- **Ninth largest deposit market share in the Riverside-San Bernardino RMA; fourth largest of community banks**

Provident Bank

Full-Service Offices: ☆

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Carlsbad
- City of Industry
- Elk Grove
- Escondido
- Glendora
- Livermore
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- Santa Barbara
- Victorville
- Westlake Village

Financial Performance

Developments

- Net Income increases 52% (sequential quarter)
- Diluted Earnings per Share increases 64% (sequential quarter)
- Net Interest Income increases 4% (sequential quarter)
- Non-Interest Income increases 11% (sequential quarter)
- Operating Expenses increase 5% (sequential quarter)
- Net Interest Margin expands 12 basis points (sequential quarter)

Net Interest Income


(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$8.1
$8.4
$8.9
$8.1
$7.6
$7.9
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16

Non-Interest Income


(In Millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.5
$1.5
$1.7
$1.5
$1.6
$1.3
$8.0
$9.8
$8.8
$8.9
$6.0
$7.1
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Gain on Sale of Loans
Other Fees

Operating Expenses


(In Millions)
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$13.9
$15.2
$15.2
$14.4
$13.9
$14.5
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$3.7
$4.5
$4.2
$4.2
$1.3
$1.9
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16

Pre-Tax Income – Operating Segments



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
$1.8
$2.9
$2.0
$2.0
$0.5
$2.3
$1.7
$2.3
$2.2
$2.2
$2.0
$(0.5)
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Community Banking
Mortgage Banking

Quarterly Net Income



(In Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.3
$2.6
$2.5
$2.4
$1.0
$1.5
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16

Diluted Earnings Per Share



$0.40
$0.30
$0.20
$0.10
$0.00
$0.25
$0.29
$0.28
$0.28
$0.11
$0.18
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16

Financial Ratios

Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
3.01%
3.05%
3.09%
2.82%
2.68%
2.80%
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16

Efficiency Ratio



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
79.01%
77.20%
78.25%
77.56%
91.26%
88.67%
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16

Return on Average Assets



1.00%
0.75%
0.50%
0.25%
0.00%
0.84%
0.92%
0.84%
0.83%
0.34%
0.51%
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16

Return on Average Equity



10.00%
7.50%
5.00%
2.50%
0.00%
6.42%
7.22%
7.02%
6.96%
2.83%
4.36%
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16

Community Banking

Developments

- Loans Held for Investment decrease slightly (1%) since June 30, 2015
- Preferred loans increase by 5% since June 30, 2015
- Core Deposits increase by $31.9 million, or 6%, since June 30, 2015
- Higher cost Time Deposit balances continue to decline

Loan to Investment Mix



$1,000
$800
$600
$400
$200
$0
(In Millions)
$16
$16
$15
$14
$24
$33
$798
$820
$814
$806
$814
$806
12/31/14
03/31/15
06/30/15
09/30/15
12/31/15
03/31/16
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
60%
50%
40%
30%
20%
10%
0%
53%
55%
55%
56%
58%
58%
$426
$377
$450
$375
$453
$366
$454
$357
$475
$344
$474
$336
12/31/14
03/31/15
06/30/15
09/30/15
12/31/15
03/31/16
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

Provident Bank Loan Originations and Purchases



(In Millions)
$60
$50
$40
$30
$20
$10
$0
$39
$37
$20
$30
$45
$35
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 03/31/16	Interest Rate	Balance as of 03/31/15	Interest Rate
Single-Family	$ 335,797	3.51%	$ 374,981	3.27%
Multi-Family	378,871	4.26%	344,277	4.52%
Commercial Real Estate	93,384	4.85%	101,618	5.25%
Construction	9,679	5.42%	6,039	5.27%
Other	72	6.25%	-	-
Commercial Business	452	6.57%	652	6.14%
Consumer	230	10.13%	246	9.87%
Total Loans Held for Investment	$ 818,485	4.03%	$ 827,813	4.05%
Undisbursed Loan Funds	(8,648)		(2,911)	
Advance payments of escrows	247		392	
Deferred Loan Costs, net	3,683		3,054	
Allowance for Loan Losses	(8,200)		(8,712)	
Total Loans Held for Investment, net	$ 805,567		$ 819,636	

Loan Composition as of 03/31/16


Other 0%
Construction 1%
Commercial Business 0%
Commercial Real Estate 12%
Consumer 0%
Multi-Family 46%
Single-Family 41%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$41
$358
$548
$131
$355
$563
$91
$346
$578
$91
$336
$589
$91
$322
$596
$91
$317
$610
12/31/14
03/31/15
06/30/15
09/30/15
12/31/15
03/31/16
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)		At 03/31/2016	Rate		At 03/31/2015	Rate
Checking Accounts - Non Interest-Bearing	$	68,748	- %	$	62,824	- %
Checking Accounts - Interest-Bearing		240,502	0.15%		222,358	0.15%
Savings Accounts		269,909	0.26%		252,060	0.26%
Money Market Accounts		31,171	0.26%		26,079	0.27%
Time Deposits		316,735	1.03%		354,579	1.03%
Total Deposits	$	927,065	0.47%	$	917,900	0.51%
Brokered Deposits included above	$	3,039	3.76%	$	3,039	3.76%

Deposit Composition at 03/31/2016



8%
26%
29%
3%
34%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowing Maturity Schedule

Category (Dollars In Thousands)		At 03/31/2016	Rate		At 03/31/2015	Rate
Overnight	$	-	-	$	60,000	0.24%
Three Months or Less		-	-		-	-
Over Three to Six Months		-	-		-	-
Over Six to Twelve Months		-	-		-	-
Over One to Two Years		10,042	3.02%		-	-
Over Two to Three Years		-	-		10,066	3.03%
Over Three to Four Years		10,000	1.53%		-	-
Over Four to Five Years		20,000	3.85%		10,000	1.53%
Over Five Years		51,275	2.55%		51,318	3.08%
Total Borrowings	$	91,317	2.78%	$	131,384	1.66%

PROVIDENT Provident Financial Holdings, Inc.

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio decreases eight basis points to 1.31% since June 30, 2015
- Net Recoveries in six consecutive quarters
- REO activity remains limited
- Early-Stage Delinquencies very low at $1.5 million

NPA, NPA to Total Assets and ALLL to LHI Ratios



$20,000
$15,000
$10,000
$5,000
$0
(In Thousands)
2.00%
1.50%
1.00%
0.50%
0.00%

	12/31/14	03/31/15	06/30/15	09/30/15	12/31/15	03/31/16
Non-Performing Assets	$14,647	$13,711	$16,344	$18,438	$17,100	$15,426
NPA to Total Assets	1.32%	1.13%	1.39%	1.57%	1.47%	1.31%
ALLL to LHI	1.08%	1.05%	1.06%	1.11%	1.07%	1.01%

Recovery from Allowance for Loan Losses



(In Thousands)
$200
$-
$(200)
$(400)
$(600)
$(800)
$(354)
$(111)
$(104)
$(38)
$(362)
$(694)
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16

Non-Performing Asset Composition 03/31/16



21%
0%
0%
0%
0%
15%
64%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$8,693
$8,712
$8,724
$9,034
$8,768
$8,200
12/31/14
03/31/15
06/30/15
09/30/15
12/31/15
03/31/16

ALLL Allocation as of 03/31/16



0%
0%
1%
0%
9%
23%
67%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

(Dollars In Thousands)	At March 31, 2016				At March 31, 2015			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	5	$ 1,508	36	$ 10,657	8	$4,444	29	$ 7,105
Multi-Family	-	-	4	2,404	-	-	4	2,239
Commercial Real Estate	-	-	-	-	-	-	4	1,468
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	98	-	-	2	114
Consumer Loans	1	-	-	-	2	1	-	-
Total	6	$ 1,508	41	$ 13,159	10	$4,445	39	$ 10,926

Net Charge-Offs (Recoveries)



(In Thousands)
$100
$-
$(100)
$(200)
$(300)
$(400)
$(159)
$(130)
$(116)
$(348)
$(96)
$(126)
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Geographic Location

Category	Inland Empire Balance	Inland Empire Percentage	Southern California[(1)] Balance	Southern California[(1)] Percentage	Other California Balance	Other California Percentage	Other States Balance	Other States Percentage	Total Balance	Total Percentage
Single-Family	$101,393	30%	$174,051	52%	$58,839	17%	$1,514	0%	$335,797	99%
Multi-Family	74,491	20%	210,026	55%	91,488	24%	2,866	1%	$378,871	100%
Commercial Real Estate	34,593	37%	37,183	40%	21,608	23%	-	0%	$93,384	100%
Construction	1,075	11%	7,415	77%	1,189	12%	-	0%	$9,679	100%
Other	-	0%	72	100%	-	0%	-	0%	$72	100%
Total	$211,552	26%	$428,747	52%	$173,124	21%	$4,380	1%	$817,803	100%

(1) Other than Inland Empire.

Geographic Location 03/31/16



1%
26%
21%
52%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2008 & Prior	2009	2010	2011	2012	2013	2014	2015	YTD2016	TOTAL
Loan Balance (In Thousands)	$259,717	$871	$121	$1,026	$4,402	$4,634	$20,261	$23,724	$10,832	$325,588
Weighted Avg. LTV (1)	66%	51%	68%	63%	56%	51%	66%	71%	73%	66%
Weighted Avg. Age (In Years)	10.28	6.65	5.37	4.67	3.65	2.78	1.67	0.76	0.10	8.48
Weighted Avg. FICO (2)	731	750	700	712	745	751	750	742	740	733
Number of Loans	786	3	1	4	22	28	39	36	17	936
Geographic Breakdown (%)										
Inland Empire	30%	100%	100%	59%	19%	35%	37%	24%	25%	30%
Southern California (3)	56%	0%	0%	41%	37%	21%	34%	45%	40%	52%
Other California	13%	0%	0%	0%	44%	44%	29%	31%	35%	17%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2008 & Prior	2009	2010	2011	2012	2013	2014	2015	YTD2016	TOTAL
Loan Balance (In Thousands)	$43,619	-	-	$13,672	$25,691	$82,314	$89,784	$99,934	$23,857	$378,871
Weighted Avg. LTV (1)	46%	-	-	55%	59%	58%	56%	55%	53%	54%
Weighted Avg. Debt Coverage Ratio (2)	1.49x	-	-	1.54x	1.74x	1.71x	1.65x	1.62x	1.71x	1.64x
Weighted Avg. Age (In Years)	10.37	-	-	4.55	3.58	2.66	1.72	0.73	0.09	2.78
Weighted Avg. FICO (2)	693	-	-	735	724	759	765	758	755	749
Number of Loans	84	-	-	15	31	112	107	139	31	519
Geographic Breakdown (%)										
Inland Empire	22%	-	-	42%	16%	32%	12%	17%	9%	20%
Southern California (3)	52%	-	-	50%	52%	44%	56%	65%	65%	55%
Other California	19%	-	-	8%	32%	24%	32%	18%	26%	24%
Other States	7%	-	-	0%	0%	0%	0%	0%	0%	1%
	100%	-	-	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2008 & Prior	2009	2010	2011	2012	2013	2014	2015	YTD2016	TOTAL (4)(5)
Loan Balance (In Thousands)	$ 8,286	$ -	$ 354	$ 747	$ 14,710	$ 17,807	$ 24,311	$ 21,876	$ 5,293	$93,384
Weighted Avg. LTV (1)	43%	0%	58%	60%	49%	47%	46%	44%	59%	47%
Weighted Avg. Debt Coverage Ratio (2)	1.67x	0.00x	1.26x	1.47	1.90x	1.79x	1.93x	1.78x	1.68x	1.82x
Weighted Avg. Age (In Years)	10.33	0.00	5.85	4.27	3.49	2.65	1.67	0.73	0.15	2.64
Weighted Avg. FICO (2)	704	0	704	770	753	758	757	751	753	751
Number of Loans	17	0	2	1	14	22	29	27	6	118
Geographic Breakdown (%)										
Inland Empire	45%	0%	51%	0%	71%	33%	36%	25%	0%	37%
Southern California (3)	35%	0%	49%	100%	29%	36%	46%	33%	81%	40%
Other California	20%	0%	0%	0%	0%	31%	18%	42%	19%	23%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	0%	-	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

(4) Comprised of the following: $33.5 million in Mixed Use; $14.8 million in Retail; $11.1 million in Office; $10.7 million in Mobile Home Park; $5.2 million in Medical/Dental Office; $5.2 million in Warehouse; $4.4 million in Mini-Storage; $3.4 million in Restaurant/Fast Food; $1.8 million in Light Industrial/Manufacturing; $1.7 million in Hotel and Motel; and $1.6 million in Automotive – Non-Gasoline.

(5) Consisting of $82.8 million or 88.7% in investment properties and $10.6 million or 11.3% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Developments

- Loan Origination Volume decreases 16% to $404.5 million (sequential quarter)
- Gross Locked Pipeline increases 63% to $226.4 million (sequential quarter)
- Loan Sale Margin increases 17 basis points to 157 basis points (sequential quarter)

PBM Loan Originations


(In Millions)
$1,000
$800
$600
$400
$200
$0
$12
$8
$8
$6
$8
$12
$562
$681
$721
$540
$473
$393
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Saleable
Portfolio

PBM Locked Pipeline


$400,000
$300,000
$200,000
$100,000
$0
(In Thousands)
40%
30%
20%
10%
0%
29%
31%
27%
30%
29%
31%

	12/31/14	03/31/15	06/30/15	09/30/15	12/31/15	03/31/16
Gross Locked Pipeline	$172,063	$325,982	$190,939	$198,694	$139,214	$226,371
Net Locked Pipeline (1)	$121,575	$225,182	$139,965	$138,849	$98,763	$155,615
Fall-Out Ratio	29%	31%	27%	30%	29%	31%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance


100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q2FY15	Q3FY15	Q4FY15	Q1FY16	Q2FY16	Q3FY16
Refinance	55%	68%	54%	43%	47%	48%
Purchase	45%	32%	46%	57%	53%	52%

Mortgage Banking

Gain on Sale of Loans


(In Thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$8,042
$9,754
$8,762
$8,923
$6,044
$7,145
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16

Loan Sale Margin


2.00%
1.50%
1.00%
0.50%
0.00%
1.40%
1.40%
1.25%
1.25%
1.39%
1.39%
1.65%
1.65%
1.40%
1.40%
1.57%
1.61%
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse (Recovery) Provision


(In Thousands)
$200
$150
$100
$50
$0
-$50
-$100
($1)
$42
$72
$3
$30
$119
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16

Recourse Reserve


(In Thousands)
$1,000
$750
$500
$250
$0
$711
$731
$768
$768
$768
$887
12/31/14
03/31/15
06/30/15
09/30/15
12/31/15
03/31/16

Capital Management

Developments

- Bank Capital Ratios remain strong
- 2.82% cash dividend yield (approximately)
- Repurchased approximately 206,000 shares of common stock

Stock Repurchase Plan Activity



(# of Shares)
300,000
250,000
200,000
150,000
100,000
50,000
-
156,916
278,220
187,566
215,929
90,955
205,750
Q2FY2015
Q3FY2015
Q4FY2015
Q1FY2016
Q2FY2016
Q3FY2016

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	12/31/14	03/31/15	06/30/15	09/30/15	12/31/15	03/31/16
Tier 1 Leverage Ratio	10.70%	10.79%	10.68%	9.89%	9.85%	10.06%
CET1 Ratio		15.81%	17.22%	16.33%	16.18%	16.63%
Tier 1 Risk-Based Capital Ratio	15.15%	15.81%	17.22%	16.33%	16.18%	16.63%
Total Risk-Based Capital Ratio	16.26%	17.04%	18.47%	17.58%	17.43%	17.82%

Value Proposition



Stock Price to Tangible Book Value Multiple
2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	06/30/14	09/30/14	12/31/14	03/31/15	06/30/15	09/30/15	12/31/15	03/31/16
Price/ TBV	0.93x	0.92x	0.94x	0.98x	1.02x	1.02x	1.14x	1.03x

PROVIDENT
Provident Financial Holdings, Inc.